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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2002

                          STRUCTURED PRODUCTS CORP.

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                              33-55860/            13-3692801
                                      333-57357
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)        NUMBER)              IDENTIFICATION
                                                           NUMBER)

390 GREENWICH STREET, NEW YORK, NEW YORK                     10013
--------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654


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Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  NOT APPLICABLE.

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  NOT APPLICABLE.

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  NOT APPLICABLE.

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  NOT APPLICABLE.

Item 5.           OTHER EVENTS.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-1077), the unaudited consolidated financial statement of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the Securities and Exchange Commission on May 13, 2002) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002 and April 18, 2002, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and
                  (iii) the Preliminary Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series Nasdaq 2002-6, and shall be deemed to be part hereof and thereof.



Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  NOT APPLICABLE.

Item 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.



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       (c)  EXHIBITS.
Item 601(a) of Regulation S-K
EXHIBIT NO. (EX-23)                      DESCRIPTION
----------                               -----------

                                       Consent of KPMG LLP, independent
                                       certified public accountants of Ambac
                                       Assurance Corporation and subsidiaries
                                       in connection with TIERS(R)
                                       Principal-Protected Asset Backed
                                       Certificates Trust Series Nasdaq 2002-6






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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated June 21, 2002
                                                STRUCTURED PRODUCTS CORP.


                                                By: /s/ MATTHEW R. MAYERS
                                                   ---------------------------
                                                Name:  Matthew R. Mayers
                                                Title: Authorized Signatory




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EXHIBIT INDEX


-------------------------------------------------------------------------------
EXHIBIT NO.    DESCRIPTION                                        PAPER (P)
                                                                  OR
                                                                  ELECTRONIC (E)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(EX-23)        Consent of KPMG LLP, independent certified public  E
               accountants of E Ambac Assurance Corporation and
               subsidiaries in connection with TIERS(R)
               Principal-Protected Asset Backed Certificates
               Trust Series Nasdaq 2002-6
--------------------------------------------------------------------------------